JBT – Change in Control Agreement – CEO Exhibit 10.9 -1- JOHN BEAN TECHNOLOGIES CORPORATION Change in Control Executive Severance Agreement THIS AGREEMENT is made and entered into as of the ____ day of ________________, 202_, by and between JOHN BEAN TECHNOLOGIES CORPORATION (hereinafter referred to as the "Company") and ___________________________ (hereinafter referred to as the "Executive"). WHEREAS, the Board has approved the Company’s entering into severance agreements with certain key executives of the Company; WHEREAS, the Executive is a key executive of the Company; WHEREAS, should the possibility of a Change in Control of the Company arise, the Board believes it is imperative that the Company and the Board should be able to rely upon the Executive to continue in the Executive’s position, and that the Company should be able to receive and rely upon the Executive's advice, if requested, as to the best interests of the Company and its shareholders without concern that the Executive might be distracted by the personal uncertainties and risks created by the possibility of a Change in Control; WHEREAS, should the possibility of a Change in Control arise, in addition to the Executive’s regular duties, the Executive may be called upon to assist in the assessment of such possible Change in Control, advise management and the Board as to whether such Change in Control would be in the best interests of the Company and its shareholders, and to take such other actions as the Board might determine to be appropriate; and NOW THEREFORE, to assure the Company that it will have the continued dedication of the Executive and the availability of the Executive’s advice and counsel notwithstanding the possibility, threat, or occurrence of a Change in Control of the Company, and to induce the Executive to remain in the employ of the Company, and for other good and valuable consideration, the Company and the Executive agree as follows: Article 1. Establishment, Term, and Purpose This Agreement will commence on the Effective Date and will continue in effect until six (6) months after the date that the Executive is no longer a “Key Executive” of the Company, as defined in this Agreement. However, in the event a Change in Control occurs during the term of this Agreement, this Agreement will remain in effect for the longer of: (i) twenty-four (24) months beyond the month in which such Change in Control occurred; and (ii) until all obligations of the Company hereunder have been fulfilled, and until all benefits required hereunder have been paid to the Executive. JBT – Change in Control Agreement - CEO -2- Article 2. Definitions Whenever used in this Agreement, the following terms will have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized. 2.1. Base Salary means the salary of record paid to an Executive as annual salary, excluding amounts received under incentive or other bonus plans, whether or not deferred. 2.2. Beneficiary means the persons or entities designated or deemed designated by the Executive pursuant to Section 12.2 herein. 2.3. Board means the Board of Directors of the Company. 2.4. Cause means: (a) Violated a material requirement of any material Company policy, specifically including a violation of the Company’s Code of Business Conduct and Ethics; (b) Disclosed, without proper authorization, any trade secrets or other confidential information of the Company; or willfully engaging in any other conduct which breaches Section 10 of this Agreement; (c) Engaged in acts of willful malfeasance or misconduct which is demonstrably injurious to the Company or its subsidiaries or affiliates; (d) Is convicted of, or has pled guilty or nolo contendere to, a felony under the laws of the United States or applicable state law; (e) Engaged in any act that, in the reasonable opinion of the Company, is contrary to its best interests and would reasonably be expected to result in material damage to the property, business or reputation of the Company or its affiliates; (f) The Executive's willful and continued failure to substantially perform the Executive’s employment duties in any material respect (other than any such failure resulting from physical or mental incapacity or occurring after issuance by the Executive of a Notice of Termination for Good Reason), after a written demand for substantial performance is delivered to the Executive that specifically identifies the manner in which the Company believes the Executive has failed to perform the Executive’s duties, and after the Executive has failed to resume substantial performance of the Executive’s duties on a continuous basis within thirty (30) calendar days of receiving such demand. 2.5. Change in Control means either a “Change in Ownership,” a “Change in Effective Control,” or a “Change in Ownership of a Substantial Portion of Assets,” as defined below: “Change in Ownership”: A Change in Ownership of the Company occurs on the date that any one person, or more than one Person Acting as a Group (as defined below), acquires ownership of stock of the Company that, together with stock held by such person or group, constitutes more than 50% JBT – Change in Control Agreement - CEO -3- of the total fair market value or total voting power of the stock of the Company. However, if any one person or more than one Person Acting as a Group, is considered to own more than 50% of the total fair market value or total voting power of the stock of the Company, the acquisition of additional stock by the same person or persons is not considered to cause a Change in Ownership of the Company (or to cause a Change in Effective Control of the Company). An increase in the percentage of stock owned by any one person, or Persons Acting as a Group, as a result of a transaction in which the Company acquires its stock in exchange for property will be treated as an acquisition of stock. This applies only when there is a transfer of stock of the Company (or issuance of stock of the Company) and stock in the Company remains outstanding after the transaction. Persons Acting as a Group: Persons will not be considered to be acting as a group solely because they (i) purchase or own stock of the same corporation at the same time, or as a result of the same public offering, or (ii) purchase assets of the same corporation at the same time. However, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock or assets, or similar business transaction with the Company. If a person, including an entity, owns stock in both corporations that enter into a merger, consolidation, purchase or acquisition of stock or assets, or similar transaction, such shareholder is considered to be acting as a group with other shareholders in a corporation only with respect to the ownership in that corporation prior to the transaction giving rise to the change and not with respect to the ownership interest in the other corporation. “Change in Effective Control”: A Change in Effective Control of the Company occurs on the date that either – (i) Any one person, or more than one Person Acting as a Group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Company possessing 30% or more of the total voting power of the stock of the Company; or (ii) a majority of members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. A Change in Effective Control will have occurred only if the Participant is employed by the Company or an Employer upon the date of the Change in Effective Control or the Company is liable for the payment of the benefits hereunder and no other corporation is a majority shareholder of the Company. Further, in the absence of an event described in paragraph (i) or (ii), a Change in Effective Control of the Company will not have occurred. Acquisition of additional control: If any one person, or more than one Person Acting as a Group, is considered to effectively control the Company, the acquisition of additional control of the Company by the same person or persons is not considered to cause a Change in Effective Control of the Company (or to cause a Change in Ownership of the Company). "Change in Ownership of a Substantial Portion of Assets": A Change in Ownership of a Substantial Portion of Assets occurs on the date that any one person, or more than one Person Acting as a Group, acquires (or has acquired during the 12-month period ending on the date of the most recent JBT – Change in Control Agreement - CEO -4- acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets. Transfers to a related person: There is no Change in Control when there is a transfer to an entity that is controlled by the shareholders of the Company immediately after the transfer. A transfer of assets by the Company is not treated as a Change of Ownership of a Substantial Portion of Assets if the assets are transferred to – (i) A shareholder of the Company (immediately before the asset transfer) in exchange for or with respect to its stock; (ii) An entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company; (iii) A person, or more than one Person Acting as a Group, that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of the Company; or (iv) An entity, at least 50% of the total value or voting power of which is owned, directly or indirectly, by a person described in paragraph (iii). A person’s status is determined immediately after the transfer of the assets. For example, a transfer to a corporation in which the Company has no ownership interest before the transaction, but which is a majority-owned subsidiary of the Company after the transaction is not treated as a Change in Ownership of a Substantial Portion of Assets of the Company. 2.6. Code means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto. 2.7. Committee means the Compensation Committee of the Board, or any other committee of the Board appointed to perform the functions of the Compensation Committee. 2.8. Company means John Bean Technologies Corporation, a Delaware corporation, or any successor thereto as provided in Article 11 herein. 2.9. Disability means complete and permanent inability by reason of illness or accident to perform the duties of the occupation at which the Executive was employed when such disability commenced. 2.10. Effective Date means the date of this Agreement set forth above. 2.11. Effective Date of Termination means the date on which a Qualifying Termination occurs which triggers the payment of Severance Benefits hereunder.

JBT – Change in Control Agreement - CEO -5- 2.12. Exchange Act means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto. 2.13. Good Reason means, without the Executive's express written consent, the occurrence of any one or more of the following: (a) The assignment of the Executive to duties materially inconsistent with the Executive's authorities, duties, responsibilities, and status (including, without limitation, offices, titles and reporting requirements) as an employee of the Company (including, without limitation, any material change in duties or status as a result of the stock of the Company ceasing to be publicly traded or of the Company becoming a subsidiary of another entity, or any material change in the Executive's reporting relationship, such as the chairman or chief executive officer ceasing to report to the Board of Directors of a publicly traded company), or a material reduction or alteration in the nature or status of the Executive's authorities, duties, or responsibilities from the greatest of (i) those in effect on the Effective Date; (ii) those in effect during the fiscal year immediately preceding the year of the Change in Control; and (iii) those in effect immediately preceding the Change in Control; (b) The Company's requiring the Executive to be based at a location which is at least fifty (50) miles further from the Executive’s then current primary residence than is such residence from the office where the Executive is located at the time of the Change in Control, except for required travel on the Company's business to an extent substantially consistent with the Executive's business obligations as of the Effective Date or as the same may be changed from time to time prior to a Change in Control; (c) A material reduction by the Company in the Executive’s Base Salary as in effect on the Effective Date or as the same may be increased from time to time; (d) A material reduction in the Executive’s level of participation in any of the Company’s short- and/or long-term incentive compensation plans, or employee benefit or retirement plans, policies, practices, or arrangements in which the Executive participates from the greatest of the levels in place: (i) on the Effective Date; (ii) during the fiscal year immediately preceding the fiscal year of the Change in Control; and (iii) on the date immediately preceding the date of the Change in Control; or (e) The failure of the Company to assume and agree to perform this Agreement in all material respects, as contemplated in Article 11 herein. The existence of Good Reason will not be affected by the Executive's temporary incapacity due to physical or mental illness not constituting a Disability. The Executive's continued employment will not constitute a waiver of the Executive's rights with respect to any circumstance constituting Good Reason. Notwithstanding the above to the contrary, “Good Reason” for Executive’s separation from employment will exist only if (i) the Executive provides written notice to the Company within ninety (90) days of the occurrence of any of the above listed events, (ii) the Company fails to cure the event within thirty (30) days following the Company’s receipt of the JBT – Change in Control Agreement - CEO -6- Executive’s written notice, and (iii) the Executive separates from employment with the Company effective not later than sixty (60) days after the end of the Company’s cure period. 2.14. Key Executive means the Company’s Chief Executive Officer and any other officer of the Company that reports directly to the Company’s Chief Executive Officer and is designated as a member of the Executive Leadership Team (or its equivalent) by the Chief Executive Officer. 2.15. Notice of Termination means a written notice which indicates the specific termination provision in this Agreement relied upon and sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated. 2.16. Person has the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as provided in Section 13(d). 2.17. Qualifying Termination means any of the events described in Section 3.2 herein, the occurrence of which triggers the payment of Severance Benefits hereunder. 2.18. Severance Benefits means the payment of severance compensation as provided in Section 3.3 herein. 2.19. Trust means the Company grantor trust to be created pursuant to Article 5 of this Agreement. Article 3. Severance Benefits 3.1. Right to Severance Benefits. The Executive will be entitled to receive from the Company Severance Benefits, as described in Section 3.3 herein, if there has been a Change in Control of the Company and if, within twenty-four (24) calendar months following the Change in Control, a Qualifying Termination of the Executive has occurred. The Executive will not be entitled to receive Severance Benefits if the Executive’s employment is terminated (i) for Cause, (ii) due to a voluntary termination without Good Reason, or (iii) due to death or Disability. 3.2. Qualifying Termination. The occurrence of any one or more of the following events will trigger the payment of Severance Benefits to the Executive under this Agreement: (a) An involuntary termination of the Executive's employment by the Company for reasons other than Cause, Disability or death within twenty-four (24) calendar months following the month in which a Change in Control of the Company occurs; (b) A voluntary termination by the Executive for Good Reason within twenty- four (24) calendar months following the month in which a Change in Control of the Company occurs pursuant to a Notice of Termination delivered to the Company by the Executive; or JBT – Change in Control Agreement - CEO -7- (c) The Company or any successor company breaches any of the material provisions of this Agreement. 3.3. Description of Severance Benefits. In the event the Executive becomes entitled to receive Severance Benefits, as provided in Sections 3.1 and 3.2 herein, the Company will pay to the Executive (or in the event of the Executive’s death, the Executive’s Beneficiary) and provide him with the following: (a) An amount equal to three (3) times the highest rate of the Executive's annualized Base Salary in effect at any time up to and including the Effective Date of Termination. (b) An amount equal to three (3) times the Executive's highest annualized target total cash Management Incentive Award granted under the John Bean Technologies Corporation Incentive Compensation and Stock Plan for any plan year up to and including the plan year in which the Executive's Effective Date of Termination occurs. (c) An amount equal to the Executive's unpaid Base Salary, and unused and accrued vacation pay, earned or accrued through the Effective Date of Termination. (d) An amount equal to the target total cash Management Incentive Award established for the plan year in which the Executive's Effective Date of Termination occurred, prorated through the Effective Date of Termination. (e) Subject to applicable law and regulation as of the Effective Date of Termination, a continuation of the Company’s welfare benefits of health care, life and accidental death and dismemberment, and disability insurance coverage for twenty-four (24) months after the Effective Date of Termination. These benefits will be provided to the Executive (and to the Executive's covered spouse and dependents) at the same premium cost, and at the same coverage level, as in effect as of the date of the Change in Control. The continuation of these welfare benefits will be discontinued prior to the end of the twenty-four (24) month period if the Executive has available substantially similar benefits at a comparable cost from a subsequent employer, as determined by the Committee. In addition, the Company will make available for purchase by the Executive continued health care, life and accidental death and dismemberment, and disability insurance coverage at the same coverage level as in effect as of the date of the Change in Control for a period of twenty-four (24) months beginning immediately upon the end of the coverage period provided under the foregoing provisions of this Section 3.3(e). (f) Time-based equity awards granted under the John Bean Technologies Corporation Incentive Compensation and Stock Plan will vest on the Effective Date of Termination and immediately become transferable thereafter. Performance-based equity awards will vest on the Effective Date of Termination. For purposes of determining the amount of the resulting award in such an event, the number of RSUs relating to any then- completed year(s) in the performance period that are deemed earned will be determined JBT – Change in Control Agreement - CEO -8- based on actual performance and, for any year(s) that have not been completed, it will be assumed that the Company achieved “target” performance on each of the performance measures for such year(s), resulting in the payment of 100% of the one-third of the total target RSU award amount of this grant relating to each such year. Any restrictions imposed by Company stock ownership guidelines applicable to the sale of the Company’s Common Stock by executive officers will not apply to any Awards granted to the Executive prior to a Change of Control under the John Bean Technologies Corporation Incentive Compensation and Stock Plan or other incentive arrangements adopted by the Company that vests as a result of the Change of Control in accordance with the terms of this Agreement. The aggregate benefits accrued by the Executive as of the Effective Date of Termination under the John Bean Technologies Corporation Salaried Employees’ Retirement Program, the John Bean Technologies Corporation Savings and Investment Plan, the John Bean Technologies Corporation Salaried Employees’ Equivalent Retirement Plan, the John Bean Technologies Corporation Non- Qualified Savings and Investment Plan and other savings and retirement plans sponsored by the Company will be determined and distributed pursuant to the terms of the applicable plan in effect as of the day immediately prior to the Change in Control, including but not limited to, the Executive’s distribution elections. Solely for vesting purposes under the Company's nonqualified retirement plans, it will be assumed that the Executive's employment continued following the Effective Date of Termination for three (3) full years (i.e., three (3) additional years of age and service credits will be added for vesting only). 3.4. Termination for Disability. If the Executive's employment is terminated due to Disability, the Executive will receive the Executive’s Base Salary through the Effective Date of Termination, and the Executive's benefits will be determined in accordance with the Company's disability, retirement, survivor's benefits, insurance and other applicable plans and programs then in effect and the Executive will not be entitled to the Severance Benefits described in Section 3.3. 3.5. Termination upon Death. If the Executive's employment is terminated due to death, the Executive's benefits will be determined in accordance with the Company's retirement, survivor's benefits, insurance and other applicable programs of the Company then in effect and neither the Executive nor the Executive’s Beneficiary will be entitled to the Severance Benefits described in Section 3.3. 3.6. Termination for Cause, or Other Than for Good Reason. Following a Change in Control of the Company, if the Executive's employment is terminated either: (a) by the Company for Cause; or (b) by the Executive (other than for Good Reason, or under circumstances giving rise to a Qualifying Termination described in Section 3.2(c) herein), the Company will pay the Executive an amount equal to the Executive’s Base Salary and accrued vacation through the Effective Date of Termination, at the rate then in effect, plus all other amounts to which the Executive is entitled under any plans of the Company, at the time such payments are due and the Company will have no further obligations to the Executive under this Agreement. If the Executive’s employment is

JBT – Change in Control Agreement - CEO -9- terminated for Cause or Other Than for Good Reason, the Executive is not entitled to the Severance Benefits described in Section 3.3. 3.7. Notice of Termination. Any termination of employment by the Company or by the Executive for Good Reason will be communicated by a Notice of Termination. Article 4. Form and Timing of Severance Benefits 4.1. Form and Timing of Severance Benefits. Subject to the provisions of Section 10(d), the Severance Benefits described in Sections 3.3 (a), (b), (c) and (d) herein will be paid in cash to the Executive (or the Executive’s Beneficiary, if applicable) in a single lump sum as soon as practicable following the Effective Date of Termination, but in no event beyond thirty (30) days from such date; provided, if any such Severance Benefits constitute deferred compensation under Section 409A of the Code and are payable within a period that spans two calendar years, such Severance Benefits shall be paid in the later calendar year; provided further that, if the Executive is deemed on the Effective Date of Termination to be a “specified employee” within the meaning of Section 409A(a)(2)(B) of the Code, any such Severance Benefits that constitute deferred compensation under Section 409A of the Code and would otherwise be payable prior to the earlier of (i) the 6-month anniversary of the Executive’s Qualifying Termination and (ii) the date of the Executive’s death (the “Delay Period”) shall instead be paid in a lump sum immediately upon (and not before) the expiration of the Delay Period. To the extent any in-kind benefits provided to Executive, or any reimbursement by the Company for expenses incurred by Executive to obtain such benefits, under Section 3.3 (e) herein constitute deferred compensation under Section 409A of the Code, (i) all such reimbursements shall be made on or prior to the last day of the taxable year following the taxable year in which such expenses were incurred by the Executive, (ii) any right to such reimbursement or in-kind benefits is not subject to liquidation or exchange for another benefit, (iii) no such reimbursement, expenses eligible for reimbursement, or in-kind benefits provided in any taxable year shall in any way affect the expenses eligible for reimbursement, or in-kind benefits to be provided, in any other taxable year, and (iv) if Executive is deemed on the Effective Date of Termination to be a “specified employee” within the meaning of Section 409A(a)(2)(B) of the Code, the Executive shall pay the cost of all such in-kind benefits during the Delay Period and the Company shall reimburse the Executive for such costs immediately upon expiration of the Delay Period. 4.2. Withholding of Taxes. The Company will be entitled to withhold from any amounts payable under this Agreement all taxes as may be legally required (including, without limitation, any United States federal taxes and any other state, city, or local taxes). Article 5. Tax Adjustment Payment 5.1. Tax Adjustment Payment. In the event that the Executive (or the Executive’s Beneficiary, if applicable) becomes entitled to Severance Benefits or any other payment or benefit under this Agreement, or under any other agreement with or plan of the Company (in the aggregate, the "Total Payments"), whether or not the Executive has terminated employment with the Company, if all or any part of the Total Payments will be subject to the tax imposed by Section 4999 of the Code (or JBT – Change in Control Agreement - CEO -10- any similar tax that may hereafter be imposed) (the "Excise Tax"), the Total Payments shall be reduced (but not below zero) such that the value of the Total Payments shall be one dollar ($1) less than the maximum amount of payments which the Executive may receive without becoming subject to the tax imposed by Section 4999 of the Code; provided, however, that the foregoing limitation shall not apply in the event that it is determined that the Total Payments on an after-tax basis (i.e., after payment of federal, state, and local income taxes, penalties, interest, and Excise Tax) if such limitation is not applied would exceed the after-tax benefits to the Executive if such limitation is applied. The Executive shall bear the expense of any and all Excise Taxes due on any payments that are deemed to be “excess parachute payments” under Section 280G of the Code. 5.2. Tax Computation. The determination of whether any of the Total Payments will be subject to the Excise Tax and the assumptions to be used in arriving at such determination, shall be made by a nationally recognized certified public accounting firm that does not serve as an accountant or auditor for any individual, entity or group effecting the Change in Control as designated by the Company (the “Accounting Firm”). The Accounting Firm will provide detailed supporting calculations to the Company and the Executive within fifteen (15) business days of the receipt of notice from the Executive or the Company requesting a calculation hereunder. All fees and expenses of the Accounting Firm will be paid by the Company. Article 6. Establishment of Trust As soon as practicable following the Effective Date hereof, the Company will create a Trust (which will be a grantor trust within the meaning of Sections 671-678 of the Code) for the benefit of the Executive and Beneficiaries, as appropriate. The Trust will have a Trustee as selected by the Company and will have certain restrictions as to the Company's ability to amend the Trust or cancel benefits provided thereunder. Any assets contained in the Trust will, at all times, be specifically subject to the claims of the Company's general creditors in the event of bankruptcy or insolvency; such terms to be specifically defined within the provisions of the Trust, along with the required procedure for notifying the Trustee of any bankruptcy or insolvency. At any time following the Effective Date hereof, the Company may, but is not obligated to, deposit assets in the Trust in an amount equal to or less than the aggregate Severance Benefits which may become due to the Executive under Sections 3.3 (a), (b), (c) and (d) and 5.1 of this Agreement. As soon as practicable after the Company has knowledge that a Change in Control is imminent, but no later than the day immediately preceding the date of the Change in Control, the Company will deposit assets in such Trust in an amount equal to the estimated aggregate Severance Benefits which may become due to the Executive under Sections 3.3 (a), (b), (c) and (d), 5.1 Articles 8 and 9 of this Agreement. Such deposited amounts will be reviewed and increased, if necessary, every six (6) months following a Change in Control to reflect the Executive's estimated aggregate Severance Benefits at such time. Article 7. The Company's Payment Obligation The Company's obligation to make the payments and the arrangements provided for herein will be absolute and unconditional, and will not be affected by any circumstances, including, without JBT – Change in Control Agreement - CEO -11- limitation, any offset, counterclaim, recoupment, defense, or other right which the Company may have against the Executive or anyone else. All amounts payable by the Company hereunder will be paid without notice or demand. Each and every payment made hereunder by the Company will be final, and the Company will not seek to recover all or any part of such payment from the Executive or from whomsoever may be entitled thereto, for any reasons whatsoever. The Executive will not be obligated to seek other employment in mitigation of the amounts payable or arrangements made under any provision of this Agreement, and the obtaining of any such other employment will in no event effect any reduction of the Company's obligations to make the payments and arrangements required to be made under this Agreement, except to the extent provided in Section 3.3(e) and in Section 10 herein. Notwithstanding anything in this Agreement to the contrary, if Severance Benefits are paid under this Agreement, no severance benefits under any program of the Company, other than benefits described in this Agreement, will be paid to the Executive. Article 8. Fees and Expenses To the extent permitted by law, the Company will pay as incurred within ten (10) days following receipt of an invoice from the Executive, which invoice shall be submitted no later than ninety (90) days following the date Executive incurs liability for the relevant item, all reasonable legal fees, costs of litigation, prejudgment interest, and other expenses incurred in good faith by the Executive as a result of the Company's refusal to provide the Severance Benefits to which the Executive becomes entitled under this Agreement, or as a result of the Company's contesting the validity, enforceability, or interpretation of this Agreement, or as a result of any conflict (including, without limitation, conflicts related to the calculations under Article 5 hereof) between the parties pertaining to this Agreement. The Company’s obligations under this Article 8 shall apply only to reasonable legal fees, costs of litigation, prejudgment interest, and other expenses incurred on or before the date that is ten (10) years after Executive’s death, (b) shall not be subject to liquidation, and (c) may not be exchanged for another benefit. The amount of the legal fees, costs of litigation, prejudgment interest, and other expenses for which Executive is entitled to be reimbursed under this Article 8 in any calendar year shall not affect Executive’s right to reimbursement of any expenses or in-kind benefits to which Executive is entitled under this Agreement or any other agreement to which Executive and the Company are parties. Article 9. Outplacement Assistance and Financial Planning Following a Qualifying Termination (as described in Section 3.2 herein), the Executive will be reimbursed by the Company for the reasonable costs of all outplacement services obtained by the Executive within a twelve (12) month period after the Effective Date of Termination; provided that the maximum amount of outplacement assistance to be reimbursed will not exceed the amount determined by the then current outplacement service standard benefit for Key Executives; and further provided that the invoice for such services are submitted no later than ninety (90) days following the date the Executive incurs such costs. The Company’s obligations under this Article 9 (a) shall apply only to costs for outplacement services obtained by the Executive, (b) shall not be subject to liquidation, and (c) may not be exchanged for another benefit. The amount of the JBT – Change in Control Agreement - CEO -12- costs of the outplacement services for which the Executive is entitled to be reimbursed under this Article 9 in any calendar year shall not affect Executive’s right to reimbursement of any expenses or in-kind benefits to which the Executive is entitled under this Agreement or any other agreement to which the Executive and the Company are parties. The Company shall also pay to the covered Executive a single lump sum payment of $20,000 LESS any amounts that the Company has previously reimbursed the Executive for financial planning/tax preparation assistance expenses in the calendar year in which the Termination occurs. Article 10. Non-Compete, Non-Solicitation, Confidential Information and Release (a) Covenant not to Compete (i) Compliance with the provisions of this Article 10 is an express condition of the Executive's right to receive payments and benefits under this Agreement. The Executive acknowledges and recognizes the confidential information and records provided by the Company and its successors and assigns, the benefits provided hereunder, and the professional training and experience they will receive from the Company, as well as the highly competitive nature of the Company’s business, and in consideration of all of the above, agrees that during the period beginning on the Effective Date of Termination and ending twenty four (24) months thereafter (the "Covered Time"), the Executive will not engage, directly or indirectly, in a similar position or provide services that are the same or similar in character, function, scope, nature or purpose to the services in which the Executive is engaged, or in which the Executive has been engaged, to provide to the Company as part of their employment at any time during the Covered Time or the Look- Back Period to a Covered Business within the Covered Area (“Competitive Activity”). For the purposes of this Agreement, “Look-Back Period” (as hereinafter defined) refers to the last two years of the Executive’s employment. For purposes of this Agreement "Covered Business" shall be defined as a major competitor of the Company listed in an Annual Report on Form 10-K filed by the Company with the Securities and Exchange Commission and a company in the food industry that directly competes with the Company at any time during the Covered Time and the Look-Back Period. For the purposes of this Agreement, “Covered Area” (as hereinafter defined) is any state of the United States of America or any nation in which the Company is conducting business as of the Effective Date of Termination (the "Covered Area"). For purposes of this Article 10, the phrase "engage, directly or indirectly" shall mean engaging directly or having an interest, directly or indirectly, as owner, partner, shareholder, agent, representative, employee, officer, director, independent contractor, capital investor, lender, consultant or advisor (other than as the holder of less than 2% of the outstanding stock of a publicly-traded corporation), either alone or in association with others, in the operation of any aspect of any type of business or enterprise engaged in any aspect of the Covered Business. (ii) The Executive agrees that during the term of this Agreement (including any extensions thereof) and for the twenty-four (24) months thereafter, he shall not (i) directly or indirectly solicit or attempt to solicit any of the employees, agents, consultants, or representatives of the Company or affiliates of the Company to leave any of such entities; or (ii) directly or indirectly solicit or attempt to solicit any of the employees, agents, consultants or representatives

JBT – Change in Control Agreement - CEO -13- of the Company or affiliates of the Company to become employees, agents, representatives or consultants of any other person or entity. (iii) The Executive understands that the provisions of Sections 10(a)(i) and (ii) may limit his ability to earn a livelihood in a business similar to the business of the Company but nevertheless agrees and hereby acknowledges that the restrictions and limitations thereof are reasonable in scope, area, and duration, are reasonably necessary to protect the goodwill and business interests of the Company, and that the consideration provided under this Agreement is sufficient to justify the restrictions contained in such provisions. Accordingly, in consideration thereof and in light of the Executive's education, skills and abilities, the Executive agrees that he will not assert that, and it should not be considered that, such provisions are either unreasonable in scope, area, or duration, or will prevent him from earning a living, or otherwise are void, voidable, or unenforceable or should be voided or held unenforceable. (b) Enforcement (i) The parties hereto agree and acknowledge that the covenants and agreements contained herein are reasonable in scope, area, and duration and necessary to protect the reasonable competitive business interests of the Company, including, without limitation, the value of the proprietary information and goodwill of the Company. (ii) The Executive agrees that the covenants and undertakings contained in Article 10 of this Agreement relate to matters which are of a special, unique and extraordinary character and that the Company cannot be reasonably or adequately compensated in damages in an action at law in the event the Executive breaches any of these covenants or undertakings. Therefore, the Executive agrees that the Company shall be entitled, as a matter of course, without the need to prove irreparable injury, to an injunction, restraining order or other equitable relief from any court of competent jurisdiction, restraining any violation or threatened violation of any of such terms by the Executive and such other persons as the court shall order. The Executive agrees to pay costs and legal fees incurred by the Company in obtaining such injunction. (iii) Rights and remedies provided for in this Section 10(b) are cumulative and shall be in addition to rights and remedies otherwise available to the parties under any other agreement or applicable law. (iv) In the event that any provision of this Agreement shall to any extent be held invalid, unreasonable or unenforceable in any circumstances, the parties hereto agree that the remainder of this Agreement and the application of such provision of this Agreement to other circumstances shall be valid and enforceable to the fullest extent permitted by law. If any provision of this Agreement is held to be unenforceable because of the scope or duration of or the area covered by such provision, the parties hereto agree that the court or arbitrator making such determination shall reduce the scope, duration and/or area of such provision (and shall substitute appropriate provisions for any such unenforceable provisions) in order to make such provision enforceable to the fullest extent permitted by law, and/or shall delete specific words and phrases, and such modified provision shall then be enforceable and shall be enforced. The parties hereto recognize that if, in any judicial proceeding, a court shall refuse to enforce any of the separate covenants JBT – Change in Control Agreement - CEO -14- contained in this Agreement; then that unenforceable covenant contained in this Agreement shall be deemed eliminated from these provisions to the extent necessary to permit the remaining separate covenants to be enforced. In the event that any court or arbitrator determines that the time period or the area, or both, are unreasonable and that any of the covenants is to that extent unenforceable, the parties hereto agree that such covenants will remain in full force and effect, first, for the greatest time period, and second, in the greatest geographical area that would not render them unenforceable. (v) In the event of the Executive's breach of this Article 10, in addition to all other rights the Company may have hereunder or in law or in equity, all payments and benefits hereunder shall cease; all options, stock, and other securities granted by the Company or its successor, including stock obtained through prior exercise of options, shall be immediately forfeited (whether or not vested), and the original purchase price, if any, shall be returned to the Executive; and all profits received through exercise of options or sale of stock, and all previous payments and benefits made or provided hereunder shall be promptly returned and repaid to the Company. (c) Confidential Information The Executive shall hold in a fiduciary capacity for the benefit of the Company all secret or confidential information, knowledge or data relating to the Company or any of its affiliated companies, and their respective businesses, which shall have been obtained by the Executive during the Executive's employment by the Company or any of its affiliated companies and which shall not be or become public knowledge (other than by acts by the Executive or representatives of the Executive in violation of this Agreement). After termination of the Executive's employment with the Company, the Executive shall not, without the prior written consent of the Company or as may otherwise be required by law or legal process, communicate or divulge any such information, knowledge or data to anyone other than the Company and those designated by it. In no event shall an asserted violation of the provisions of this Section 10(c) constitute a basis for deferring or withholding any amounts otherwise payable to the Executive under this Agreement. (d) Release The Executive's execution of a complete and general release of any and all of his potential claims (other than for vested benefits described in this Agreement or any other vested benefits with the Company and/or its affiliates) against the Company, any of its affiliated companies, and their respective successors and any officers, employees, agents, directors, attorneys, insurers, underwriters, and assigns of the Company, its affiliates and/or successors, is an express condition of the Executive's right to receive payments, vesting, and benefits hereunder. The Executive shall be required to execute a Waiver and Release Agreement which documents the release required under this Section 10(d), the form of which shall be provided to the Executive by Company. Article 11. Successors and Assignment 11.1. Successors to the Company. The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation, or otherwise) of all or substantially all of the business and/or assets of the Company or of any division or subsidiary thereof to expressly assume and JBT – Change in Control Agreement - CEO -15- agree to perform the Company's obligations under this Agreement in the same manner and to the same extent that the Company would be required to perform them if no such succession had taken place. 11.2. Assignment by the Executive. This Agreement will inure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees, and legatees. If the Executive dies while any amount would still be payable to him hereunder, had he continued to live, all such amounts, unless otherwise provided herein, will be paid in accordance with the terms of this Agreement to the Executive's Beneficiary. If the Executive has not named a Beneficiary, then such amounts will be paid to the Executive's devisee, legatee, or other designee, or if there is no such designee, to the Executive's estate, and such designee, or the Executive’s estate will be treated as the Beneficiary hereunder. Article 12. Miscellaneous 12.1. Employment Status. Except as may be provided under any other agreement between the Executive 1and the Company, the employment of the Executive by the Company is "at will," and may be terminated by either the Executive or the Company at any time, subject to applicable law. 12.2. Beneficiaries. The Executive may designate one or more persons or entities as the primary and/or contingent Beneficiaries of any Severance Benefits including, without limitation, payments under Article 5 hereof, owing to the Executive under this Agreement. Such designation must be in writing, executed by the Executive and in a form acceptable to the Committee. The Executive may make or change such designations at any time. 12.3. Severability. In the event any provision of this Agreement will be held illegal or invalid for any reason, the illegality or invalidity will not affect the remaining parts of the Agreement, and the Agreement will be construed and enforced as if the illegal or invalid provision had not been included. Further, the captions of this Agreement are not part of the provisions hereof and will have no force and effect. 12.4. Modification. No provision of this Agreement may be modified, waived, or discharged unless such modification, waiver, or discharge is agreed to in writing and signed by the Executive and by an authorized member of the Committee, or by the respective parties' legal representatives and successors. 12.5. Applicable Law. To the extent not preempted by the laws of the United States, the laws of the state of Delaware will be the controlling law in all matters relating to this Agreement. 12.6. Indemnification. To the full extent permitted by law, the Company will, both during and after the period of the Executive's employment, indemnify the Executive (including by advancing him expenses) for any judgments, fines, amounts paid in settlement and reasonable expenses, including any attorneys' fees, incurred by the Executive in connection with the defense of any lawsuit or other claim to which he is made a party by reason of being (or having been) an officer, director or employee of the Company or any of its subsidiaries. The Executive will be covered by JBT – Change in Control Agreement - CEO -16- director and officer liability insurance to the maximum extent that that insurance covers any officer or director (or former officer or director) of the Company. 12.7. Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements, negotiations, representations or proposals, whether written or oral. Without limitation of the foregoing, this Agreement supersedes and replaces in its entirety that certain Amended and Restated Executive Severance Agreement between the Company and the Executive dated ________________________, which is terminated and no longer effective as of the Effective Date of this Agreement.

JBT – Change in Control Agreement - CEO -17- IN WITNESS WHEREOF, the parties have executed this Agreement on this ____ day of _____________, 202 __. JOHN BEAN TECHNOLOGIES Executive: CORPORATION By: _________________________________ ___________________________________ Name: _________________________________ ___________________________________ Its: Non-Executive Chairman of the Board or Compensation Committee Chair By: _________________________________ Name: _________________________________ Its: Executive Vice President, Human Resources